Nationwide Life Insurance Company • Nationwide Provident VA Separate Account 1 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide Provident VA Separate Account A

Prospectus supplement dated September 25, 2010 to
NLIC SPVL and VLI prospectus dated May 1, 1987; and
NLAIC VIP and NLIC VIP prospectus dated May 2, 1994

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about October 18, 2010, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Nationwide Fund: Class IV will add Diamond Hill Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Nationwide Fund: Class IV will be Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.